ACQUISITIONS	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS
There were no business combinations in 2017 and one business combination in 2016 that was not material. The measurement period for all acquisitions has closed.
2015 Business Combinations
Amoun
On October 19, 2015, the Company acquired Mercury (Cayman) Holdings, the holding company of Amoun Pharmaceutical Company S.A.E. (“Amoun”), for an aggregate purchase price of approximately $906 million, which included cash plus contingent consideration (the “Amoun Acquisition”).  Amoun develops and markets a wide range of pharmaceutical brands in therapeutic areas such as anti-hypertensives, broad spectrum antibiotics, and anti-diarrheals primarily in North Africa and the Middle East.
Fair Value of Consideration Transferred
The fair value of consideration transferred to affect the Amoun Acquisition consisted of $847 million in cash, plus contingent consideration based upon the achievement of specified sales-based milestones. The range of potential milestone payments as of the acquisition date was from nil, if none of the milestones were achieved, to a maximum of up to approximately $75 million over time, if all milestones are achieved. The fair value of the contingent consideration was estimated at the acquisition date to be $59 million and was determined using probability-weighted discounted cash flows. Included in Other expense (income) for 2015 is a charge for post-combination expense of $12 million related to cash bonuses paid to Amoun employees.
Assets Acquired and Liabilities Assumed
The estimated fair values of the acquired identifiable intangible assets, excluding acquired IPR&D, as adjusted, and subject to the finalization of certain working capital provisions were $520 million and consisted of:

(in millions)	Weighted-Average Useful Lives (Years)	Final Fair Value
Product brands	9	$480
Corporate brand	17	40
Total identifiable intangible assets acquired		$520

Goodwill of $284 million was allocated to the Company’s Bausch + Lomb/International segment (initially the former Emerging Markets segment) and represents: (i) the Company’s expectation to develop and market new products and expand its business to new geographic markets, (ii) the value of the continuing operations of Amoun's existing business (that is, the higher rate of return on the assembled net assets versus if the Company had acquired all of the net assets separately) and (iii) intangible assets that do not qualify for separate recognition (for instance, Amoun's assembled workforce). None of the goodwill is expected to be deductible for tax purposes.
Revenues and net losses attributable to Amoun from the date of acquisition through December 31, 2015 were $48 million and $9 million, respectively, and include the effects of acquisition adjustments and acquisition-related costs.
Sprout Pharmaceuticals, Inc.
On October 1, 2015, the Company acquired Sprout Pharmaceuticals, Inc. (“Sprout”), pursuant to the merger agreement, among Sprout, the Company, Valeant Pharmaceuticals International (“Valeant”), Miranda Acquisition Sub, Inc., a wholly owned subsidiary of Valeant, and Shareholder Representative Services LLC, as stockholder representative, on a debt-free basis (the “Sprout Acquisition”), for an aggregate purchase price of approximately $1,447 million, which included cash plus contingent consideration. Sprout has focused solely on the delivery of a treatment option for the unmet need of pre-menopausal women with acquired, generalized hypoactive sexual desire disorder as characterized by low sexual desire that causes marked distress or interpersonal difficulty and is not due to a co-existing medical or psychiatric condition, problems within the relationship, or the effects of a medication or other drug substance. In August 2015, Sprout received approval from the U.S. Food and Drug Administration ("FDA") on its New Drug Application ("NDA") for flibanserin, which is being marketed as Addyi® in the U.S. (launched in the U.S. in October 2015). Sprout also has global rights to flibanserin.
On December 20, 2017, the Company completed the sale of Sprout. Refer to Note 4, "DIVESTITURES" for additional information regarding the Sprout Sale.
Fair Value of Consideration Transferred
The Company paid approximately $530 million, inclusive of customary purchase price adjustments, upon closing of the transaction in October 2015, and an additional payment in the amount of $500 million (acquisition date fair value of $495 million), included in accrued and other current liabilities as of December 31, 2015, which was paid in the first quarter of 2016. In addition, the transaction included contingent consideration representing payments to the former shareholders and former holders of vested stock appreciation rights of Sprout for a share of future profits. That share of future profits was uncapped and commenced on the date that the earlier of: (a) net cumulative worldwide sales of flibanserin products (plus any amounts received from sublicenses on the sale of flibanserin products) exceeded $1,000 million or (b) July 1, 2017; and continued until December 31, 2030. The total fair value of the contingent consideration of $422 million as of the acquisition date was determined using a Monte Carlo Simulation.
Assets Acquired and Liabilities Assumed
The estimated fair values of the acquired Identifiable intangible assets was $994 million and consisted of product rights with a weighted-average useful life of 11 years. Goodwill of $770 million was allocated to the former Branded Rx segment (initially allocated to the former Developed Markets segment) and represented: (i) the Company’s potential ability to develop and market the product to additional types of patients/indications and launch the product in a variety of new geographies, (ii) the value of the continuing operations of Sprout's existing business and (iii) intangible assets that do not qualify for separate recognition. None of the goodwill is expected to be deductible for tax purposes.
Revenues attributable to Sprout from the date of acquisition through December 31, 2015 were nominal. Net losses attributable to Sprout from the date of acquisition through December 31, 2015 were $37 million and include the effects of acquisition adjustments and acquisition-related costs.
Salix
On April 1, 2015, the Company acquired Salix, pursuant to an Agreement and Plan of Merger dated February 20, 2015, as amended on March 16, 2015 (the “Salix Merger Agreement”), with Salix surviving as a wholly owned subsidiary of Valeant, a subsidiary of the Company (the “Salix Acquisition”). Salix is a specialty pharmaceutical company dedicated to developing and commercializing prescription drugs and medical devices used in treatment of variety of gastrointestinal ("GI") disorders with a portfolio of over 20 marketed products, including Xifaxan®, Uceris®, Apriso®, Glumetza®, and Relistor®.
The Salix Acquisition, as well as related transactions and expenses, were funded through a combination of: (i) the proceeds from an issuance of senior unsecured notes that closed on March 27, 2015; (ii) the proceeds from incremental term loan commitments; (iii) the proceeds from a registered offering of the Company’s common shares in the United States that closed on March 27, 2015; and (iv) cash on hand. For further information regarding these debt and equity issuances, see Note 11, "FINANCING ARRANGEMENTS" and Note 13, "SHAREHOLDERS' EQUITY", respectively.
Fair Value of Consideration Transferred
The purchase price of the Salix Acquisition was $13,132 million, and consisted of cash payments of: (i) $11,329 million to cancel the outstanding common shares, stock options, and restricted stock units of Salix (net of the non-vested portion of Salix restricted stock units), (ii) $1,125 million to redeem Salix’s Term Loan B Credit Facility repaid concurrently with the consummation of the Salix Acquisition and not assumed by the Company and (iii) $842 million to redeem Salix’s 6.00% Senior Notes due 2021 satisfied and discharged concurrently with the consummation of the Salix Acquisition and not assumed by the Company. The purchase price excludes $165 million paid by the Company at closing to settle the non-vested portion of Salix restricted stock units, the vesting of which was accelerated in connection with the Salix Acquisition and accounted for by the Company as a post-combination expense included in Other expense (income).
Assets Acquired and Liabilities Assumed
Acquisition accounting was finalized in the fourth quarter of 2015. The following table provides the fair value of the assets acquired and liabilities assumed in the Salix Acquisition as of the acquisition date.

(in millions)	Final Fair Value
Cash and cash equivalents	$114
Inventories	232
Other assets	1,410
Property, plant and equipment	24
Identifiable intangible assets, excluding acquired IPR&D	6,756
Acquired IPR&D - Xifaxan® IBS-D	4,790
Acquired IPR&D - Other	393
Current liabilities	(1,939)
Contingent consideration	(334)
Long-term debt	(3,123)
Deferred income taxes, net of deferred tax assets	(3,428)
Other non-current liabilities	(43)
Total identifiable net assets	4,852
Goodwill	8,280
Total fair value of consideration transferred	$13,132

Other assets includes the fair value of $1,270 million of the capped call transactions and convertible bond hedge transactions that were entered into by Salix prior to the Salix Acquisition in connection with its 1.5% Convertible Senior Notes due 2019 and 2.75% Convertible Senior Notes due 2015. The capped call transactions and convertible bond hedge transactions were settled on the date of the Salix Acquisition and, as such, the fair value was equal to the settlement amounts.
The following table summarizes the amounts and useful lives assigned to identifiable intangible assets:

(in millions)	Weighted- Average Useful Lives (Years)	Final Fair Value
Product brands	10	$6,089
Corporate brand	20	667
Total identifiable intangible assets acquired		$6,756

Acquired IPR&D assets were valued from a market participant perspective using a multi-period excess earnings methodology (income approach). The projected cash flows from these assets were adjusted for the probabilities of successful development and commercialization of each project, and the Company used risk-adjusted discount rates of 9.5%-11% to present value the projected cash flows.
Current liabilities include: (i) $1,080 million for warrant transactions that Salix entered into in connection with its 1.5% Convertible Senior Notes due 2019 (these instruments were settled at closing of the transaction and the fair value are the settlement amounts), (ii) $336 million for potential losses and related costs associated with ongoing Salix legal matters (see Note 21, "LEGAL PROCEEDINGS" for additional information) and (iii) $375 million of product returns and rebates.
Contingent consideration consists of potential payments to third parties including developmental milestone payments due upon specified regulatory achievements, commercialization milestones contingent upon achieving specified targets for net sales, and royalty-based payments. As of the acquisition date, potential milestone payments (excluding royalty-based payments) ranged from nil if none of the milestones are achieved, to approximately $650 million (the majority of which relates to sales-based milestones) over time. This amount includes up to $250 million in developmental and sales-based milestones related to Relistor® (including Oral Relistor®), of which $50 million was paid in the third quarter of 2016 in connection with the FDA's approval of Oral Relistor®. The fair value of the contingent consideration assumed was $334 million and was determined using probability-weighted discounted cash flows. See Note 6, "FAIR VALUE MEASUREMENTS" for additional information regarding the contingent consideration.
Long term debt is Salix debt assumed at the acquisition date and consisted of: (i) $1,837 million in 1.5% Convertible Senior Notes due 2019 and (ii) $1,286 million in 2.75% Convertible Senior Notes due 2015. The Company redeemed these amounts in the second quarter of 2015, except for a nominal amount of the 1.5% Convertible Senior Notes due 2019 which remains outstanding.
Goodwill was allocated to the former Branded Rx segment (initially allocated to the former Developed Markets segment) and represents: (i) the Company’s expectation to develop and market new product brands, product lines and technology; (ii) cost savings and operating synergies expected to result from combining the operations of Salix with those of the Company; (iii) the value of the continuing operations of Salix’s existing business; and (iv) intangible assets that do not qualify for separate recognition. None of the goodwill is expected to be deductible for tax purposes.
Revenues and net losses attributable to Salix from the date of acquisition through December 31, 2015 were $1,276 million and $302 million, respectively, and include the effects of acquisition adjustments and acquisition-related costs.
Other 2015 Business Combinations
In 2015, the Company completed other business combinations (excluding the Amoun Acquisition, the Sprout Acquisition, and the Salix Acquisition) for an aggregate purchase price of $1,407 million. These other business combinations included contingent consideration arrangements with an original aggregate estimated fair value of $186 million, primarily related to the acquisition of certain assets of Marathon Pharmaceuticals, LLC ("Marathon"), as well as milestone payments and royalties related to other smaller acquisitions. See Note 6, "FAIR VALUE MEASUREMENTS" for additional information regarding contingent consideration.

•
On February 23, 2015, the Company, completed via a "stalking horse bid" in a sales process conducted under the U.S. Bankruptcy Code, for the acquisition of certain assets of Dendreon Corporation for a purchase price of $415 million, net of cash received of $80 million. The purchase price included approximately $50 million in stock consideration, and the Company issued such common shares in June 2015. The assets acquired included the worldwide rights to the Provenge® product (an immunotherapy treatment designed to treat men with advanced prostate cancer). On June 28, 2017, the Company completed the sale of all outstanding equity interests in Dendreon Pharmaceuticals LLC. See Note 4, "DIVESTITURES" for additional information.

•
On February 10, 2015, the Company acquired certain assets of Marathon, which included a portfolio of hospital products, including Nitropress®, Isuprel®, Opium Tincture, Pepcid®, Seconal® Sodium, Amytal® Sodium, and Iprivask® for an aggregate purchase price of $286 million which is net of a $64 million assumed liability owed to a third party. The Company also assumed a contingent consideration liability related to potential payments, in the aggregate, of up to $200 million for Isuprel® and Nitropress®, the amounts of which are dependent on the timing of generic entrants for these products. The fair value of the liability as of the acquisition date was $87 million and was determined using probability-weighted projected cash flows. Through December 31, 2017, 2016 and 2015, the Company made contingent consideration payments of $16 million, $50 million and $35 million, respectively, related to the acquisition of certain assets of Marathon.

•	In 2015, the Company completed other acquisitions which are not material individually or in the aggregate. These acquisitions are included in the aggregated amounts presented below.
Assets Acquired and Liabilities Assumed
These transactions have been accounted for as business combinations under the acquisition method of accounting. The estimated fair values of acquired Identifiable intangible assets, excluding acquired IPR&D is summarized as follows:

(in millions)	Weighted- Average Useful Lives (Years)	Final Fair Value
Product brands	7	$735
Product rights	3	42
Corporate brands	16	7
Partner relationships	8	8
Technology/know-how	10	284
Other	6	2
Total identifiable intangible assets acquired		$1,078

Goodwill of $139 million associated with these acquisitions was allocated primarily to the Company’s Bausch + Lomb/International segment (initially primarily to the former Developed segment) and primarily relates to certain smaller acquisitions and the acquisition of certain assets of Marathon. The goodwill represents primarily the cost savings, operating synergies and other benefits expected to result from combining the operations with those of the Company. The majority of the goodwill is not expected to be deductible for tax purposes.
Revenues and net income attributable to these business combinations from the respective dates of acquisition through December 31, 2015 were $771 million and $208 million, respectively, and include the effects of acquisition adjustments and acquisition-related costs.
Pro Forma Impact of Business Combinations
The following table presents unaudited pro forma consolidated results of operations for 2015, as if the 2015 acquisitions had occurred as of January 1, 2014.

(in millions, except per share amounts)	2015
Revenues	$10,710
Net loss attributable to Valeant Pharmaceuticals International, Inc.	$(619)
Loss per share attributable to Valeant Pharmaceuticals International, Inc.:
Basic	$(1.80)
Diluted	$(1.80)

The unaudited pro forma consolidated results of operations were prepared using the acquisition method of accounting and are based on the historical financial information of the Company and the acquired businesses. Except to the extent realized in 2015, the unaudited pro forma information does not reflect any cost savings, operating synergies or other benefits that the Company achieved as a result of these acquisitions, or the costs necessary to achieve these cost savings, operating synergies or other benefits. In addition, except to the extent recognized, the unaudited pro forma information does not reflect the costs to integrate the operations of the Company with those of the acquired businesses.
The unaudited pro forma information is not necessarily indicative of what the Company’s consolidated results of operations actually would have been had the 2015 acquisitions been completed on January 1, 2014. In addition, the unaudited pro forma information does not purport to project the future results of operations of the Company. The unaudited pro forma information reflects primarily the following adjustments:

•	elimination of historical intangible asset amortization expense of these acquisitions;

•	additional amortization expense related to the fair value of identifiable intangible assets acquired;

•	additional depreciation expense related to fair value adjustment to property, plant and equipment acquired;

•	additional interest expense associated with the financing obtained in connection with the Salix Acquisition; and

•
the exclusion from pro forma earnings for 2015 of the aggregate acquisition related accounting adjustments to the inventories acquired and subsequently sold of $130 million, the acquisition-related costs incurred for these acquisitions of $35 million and the inclusion of those amounts in pro forma earnings of the preceding years.

All of the above adjustments were adjusted for the applicable tax impact.
2015 Licensing Agreement
On October 1, 2015, pursuant to a license agreement entered into with AstraZeneca Collaboration Ventures, LLC (“AstraZeneca”), the Company was granted an exclusive license to develop and commercialize brodalumab.  Brodalumab is an IL-17 receptor monoclonal antibody in development for patients with moderate-to-severe plaque psoriasis and psoriatic arthritis. Under the license agreement, the Company initially held the exclusive rights to develop and commercialize brodalumab globally, except in Japan and certain other Asian countries where rights are held by Kyowa Hakko Kirin Co., Ltd under a prior arrangement with Amgen Inc., the originator of brodalumab. The Company has assumed all remaining development obligations associated with the regulatory approval for brodalumab in its territory subsequent to the acquisition. Regulatory submission in the U.S. and European Union for brodalumab in moderate-to-severe psoriasis occurred in November 2015. On February 16, 2017, the Company announced that the FDA had approved the Biologics License Application ("BLA") for brodalumab injection, marketed as Siliq™, for subcutaneous use for the treatment of moderate-to-severe plaque psoriasis in adult patients who are candidates for systemic therapy or phototherapy and have failed to respond or have lost response to other systemic therapies. On July 27, 2017, Siliq™ was launched in the U.S. This product has a Black Box Warning for the risks in patients with a history of suicidal thoughts or behavior and was approved with a Risk Evaluation and Mitigation Strategy involving a one-time enrollment for physicians and one-time informed consent for patients.
Under the terms of the agreement, the Company made an up-front payment to AstraZeneca of $100 million in October 2015, which was recognized in Acquired in-process research and development costs in the fourth quarter of 2015 in the consolidated statement of operations as the product has not yet received regulatory approval at the time of the acquisition.  In addition, under the terms of the license agreement, the Company may pay additional regulatory milestones of up to $170 million (subsequently decreased to $150 million as described below and of which $130 million was paid as a result of the FDA's approval on February 15, 2017 of the BLA for Siliq™) and sales-related milestone payments of up to $175 million following launch. Upon launch, AstraZeneca and the Company will share profits.  On June 30, 2016, the Company and AstraZeneca amended the original license agreement to terminate the Company's right to develop and commercialize brodalumab in Europe, in exchange for payments by AstraZeneca to the Company, which consist of an up-front payment and certain sales-based milestones, and a reduction of one of the pre-launch milestones payable by the Company under the license agreement. Concurrently, the Company and AstraZeneca entered into other agreements, amongst which include a settlement agreement to resolve certain disputed invoices related to transition services.
2017 Licensing Agreement
On February 21, 2017, EyeGate Pharmaceuticals, Inc. (“EyeGate”) granted a subsidiary of the Company the exclusive worldwide licensing rights to manufacture and sell the EyeGate® II Delivery System and EGP-437 combination product candidate for the treatment of post-operative pain and inflammation in ocular surgery patients. EyeGate will be responsible for the continued development of this product candidate in the U.S. for the treatment of post-operative pain and inflammation in ocular surgery patients, and all associated costs. The Company has the right to further develop the product in the field outside of the U.S. at its cost. In connection with the licensing agreement, the Company paid an initial license fee of $4 million during the three months ended March 31, 2017 and is obligated to make future payments of: (i) up to $34 million upon the achievement of certain development and regulatory milestones, of which $3 million has been paid, (ii) up to $65 million upon the achievement of certain sales-based milestones and (iii) royalties. Based on early stage of development of the asset, and lack of acquired significant inputs, the Company concluded this was an asset acquisition.